Ivy International Fund


                         Supplement Dated April 23, 2001
            To Statement of Additional Information Dated May 1, 2000
                     (as supplemented on September 15, 2000)


The second and third sentences under "Payments to Dealers" in the "DISTRIBUTION SERVICES" section, which begins on page 40, are revised in their entirety as follows:

With respect to Class C shares, IMDI currently intends to pay to dealers a sales commission of 2% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. IMDI will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 2% commission and related marketing expenses.

The last sentence under "CLASS C" in the "CONTINGENT DEFERRED SALES CHARGES" section under the "EXCHANGE OF SHARES" section, which begins on page 49, is revised in its entirety as follows:

(Class C shares are subject to a CDSC of 2.00% if redeemed within one year of the date of purchase.)